UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2018

Lancaster Colony Corporation

(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Polaris Parkway Westerville, Ohio	43082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 224-7141

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lancaster Colony Corporation (the “Company”) is announcing that Joseph M. Tuza will cease acting as the Senior Vice President of Retail Sales of T. Marzetti Company, a wholly-owned subsidiary of the Company. Mr. Tuza’s employment with T. Marzetti Company will terminate effective October 31, 2018.

Item 7.01	Regulation FD Disclosure.

On October 26, 2018, the Company announced the appointment of Carl R. Stealey to the position of President of T. Marzetti Company’s Retail Division effective as of October 31, 2018. Mr. Stealey will report to the Company’s President and Chief Executive Officer, David A. Ciesinski.

Mr. Stealey previously served as General Manager and Vice President for Conagra Brands where he was accountable for the sales and profit of a large, multi-brand portfolio spanning numerous retail categories. Prior to that position, Mr. Stealey served as Vice President, U.S. Marketing for Mead Johnson Nutrition. Mr. Stealey has over 18 years in the consumer products industry, including leadership roles in innovation and strategy with Proctor & Gamble. Mr. Stealey earned a B.A. in Accounting from the University of Cincinnati and completed his M.B.A. at the University of Virginia Darden School of Business.

On October 26, 2018, the Company issued a press release announcing the appointment of Mr. Stealey as President of T. Marzetti Company’s Retail Division. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1*	Press Release, dated October 26, 2018, entitled “Lancaster Colony Names Carl. R. Stealey Retail Division President.”

*	Furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lancaster Colony Corporation

Date: October 26, 2018	By:	/s/ Douglas A. Fell
Douglas A. Fell
Vice President, Assistant Secretary, and Chief Financial Officer